STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 003 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments, at fair value	$ 1,126,868,935	$ 1,018,298,119
Receivables:
Employer contributions	12,811,930	13,190,124
Notes receivable from participants	9,873,961	9,666,277
Total receivables	22,685,891	22,856,401
Net assets available for benefits	$ 1,149,554,826	$ 1,041,154,520